Exhibit 24.1


                              POWER OF ATTORNEY
                                    (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees


      The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 20, 2003

                                       /s/  DAVID J. JOHNSON
                                       -----------------------------------------
                                       David J. Johnson

                                                                    Exhibit 24.1


                              POWER OF ATTORNEY
                                    (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees


     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 5, 2003

                                       /s/  DAN R. JACKSON
                                       -----------------------------------------
                                       Dan R. Jackson

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                      (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees

     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 12, 2003

                                             /s/ HENRY R. KRAVIS
                                             -----------------------------------
                                             Henry R. Kravis

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                      (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees


     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 20, 2003

                                       /s/  GEORGE R. ROBERTS
                                       -----------------------------------------
                                       George R. Roberts

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                      (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees


     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 20, 2003

                                       /s/  MICHAEL W. MICHELSON
                                       -----------------------------------------
                                       Michael W. Michelson

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                      (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees


     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 20, 2003

                                       /s/  SCOTT C. NUTALL
                                       -----------------------------------------
                                       Scott C. Nutall

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                      (S-8)
                     2002 Stock Purchase and Option Plan for
                            Key California Employees


     The undersigned, an officer and/or director of KinderCare Learning Centers, Inc., does hereby constitute and appoint each of DAVID J. JOHNSON, EVA M. KRIPALANI and DAN R. JACKSON his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable KinderCare Learning Centers, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of KinderCare Learning Centers, Inc. issuable pursuant to the KinderCare Learning Centers, Inc. 2002 Stock Purchase and Option Plan for Key California Employees of KinderCare Learning Centers, Inc. and Subsidiaries, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of KinderCare Learning Centers, Inc. or as an officer or director of said company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Dated:  February 20, 2003

                                       /s/  RICHARD J. GOLDSTEIN
                                       -----------------------------------------
                                       Richard J. Goldstein